COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

CLASS A (APFAX) AND CLASS C (APFCX) SHARES

SUPPLEMENT DATED JULY 1, 2010

TO THE PROSPECTUSES DATED MARCH 1, 2010

The information below supplements and replaces the information in “Fund Performance” beginning on page 4:

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Class A shares. The table shows how the Fund’s average annual returns compare with the performance of selected broad market indexes over various time periods. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance is available at cohenandsteers.com or by calling (800) 330-7348.

This chart does not reflect the deduction of taxes on distributions or redemptions or sales charges imposed on Class A shares; if these amounts were reflected, returns would be less than those shown.

CLASS A SHARES

ANNUAL TOTAL RETURNS*

Highest quarterly return during this period: 41.09% (quarter ended June 30, 2009)

Lowest quarterly return during this period: -22.02% (quarter ended December 31, 2008)

* The annual returns for the Class C shares of the Fund are substantially similar to the annual returns of the Class A shares, because the assets of both classes are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

Average Annual Total Returns

(for periods ended December 31, 2009)

	1 Year	Since Inception (July 31, 2006)

Class A Shares
Return Before Taxes	34.26%	(3.14)%
Return After Taxes on Distributions	29.51%	(5.19)%
Return After Taxes on Distributions and Sale of Fund Shares	22.51%	(3.59)%
Class C Shares
Return Before Taxes	38.69%	(2.45)%
FTSE EPRA/NAREIT Developed Asia Real Estate (Net) Index (reflects no deduction for fees or expenses)(1)	43.35%	(1.00)%
S&P Asia Pacific Property (Net) Index (reflects no deduction for fees or expenses)(1)	39.91%	(1.92)%

(1)	The FTSE EPRA/NAREIT Developed Asia Real Estate Index (net of dividend withholding taxes) is an unmanaged portfolio of approximately 74 constituents from 5 countries in the Asia region. The S&P Asia Pacific Property Index (net of dividend withholding taxes), an unmanaged portfolio of approximately 156 constituents from 5 countries in the Asia Pacific region, is provided as a broad-based index for comparative purposes.

After-tax returns are shown for Class A shares only. After-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401 (k) plans or individual retirement accounts.

The information below supplements and replaces the information in “How To Purchase And Sell Fund Shares – Exchange Privilege” included on page 23:

EXCHANGE PRIVILEGE

You may exchange some or all of your Fund shares for shares of other Cohen & Steers open-end funds, provided that you meet applicable investment minimums. If you exchange Fund shares for shares of another Cohen & Steers open-end fund that imposes sales charges, you must exchange into shares of the same class of such other fund. In computing the holding period for purposes of the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by the permitted exchange, assuming you exchange into shares of the same class. If you exchange Fund shares for shares of another Cohen & Steers fund that does not impose any sales charges or for shares of SsgA Money Market Fund (described below), then that exchange will be subject to any applicable CSDCs. Similarly, if you exchange shares of another Cohen & Steers fund that does not impose any sales charges or exchange shares of SsgA Money Market Fund for shares of the Fund, then that exchange will be subject to applicable initial sales charges.

You may, under certain circumstances, exchange Fund shares for a different class of shares of the same Fund, and move shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. To qualify for a potential exchange, you must be eligible to purchase the class of shares you wish to exchange into (including satisfying any applicable investment minimum) and, if you invest in the Fund through an intermediary, your intermediary must have an arrangement with the Distributor to offer such class. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund share class exchange is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Please speak with your financial intermediary or tax advisor if you have any questions.

The Fund will charge a 2.00% redemption fee on certain Class A exchange transactions. See How to Sell Fund Shares—Payment of Redemption Proceeds.

The Fund also makes available for exchange shares of SSgA Money Market Fund, which is advised by State Street Bank and Trust Company. You may request a prospectus and application for the SSgA Money Market Fund by calling (800) 437-9912. Please read the prospectus carefully before you invest.

An exchange of shares may result in your realizing a taxable gain or loss for income tax purposes. See Additional Information—Tax Considerations. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Before you exercise the exchange privilege, you should read the prospectus of the fund whose shares you are acquiring. Certain dealers and other financial intermediaries may limit or prohibit your right to use the exchange privilege and may charge you a fee for exchange transactions placed through them.

We have adopted reasonable procedures that are designed to ensure that any telephonic exchange instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or revoke the exchange privilege for all shareholders upon 60 days’ prior written notice and this privilege may be revoked immediately with respect to any shareholder if the Fund believes that this shareholder is engaged in, or has engaged in, market timing or other abusive trading practices. For additional information concerning exchanges, or to make an exchange, please call the Transfer Agent at (800) 437-9912.

APR PRO A AND C

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

CLASS I (APFIX) SHARES

SUPPLEMENT DATED JULY 1, 2010

TO THE PROSPECTUSES DATED MARCH 1, 2010

The information below supplements and replaces the information in “Fund Performance” beginning on page 3:

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Class I shares. The table shows how the Fund’s average annual returns compare with the performance of selected broad market indexes over various time periods. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance is available at cohenandsteers.com or by calling (800) 330-7348.

This chart does not reflect the deduction of taxes on distributions or redemptions; if these amounts were reflected, returns would be less than those shown.

COHEN&STEERS ASIA PACIFIC REALTY SHARES, INC.

CLASS I SHARES

ANNUAL TOTAL RETURNS*

Highest quarterly return during this period: 41.15% (quarter ended June 30, 2009)

Lowest quarterly return during this period: -21.97% (quarter ended December 31, 2008)

Average Annual Total Returns

(for periods ended December 31, 2009)

	1 Year	Since Inception (July 31, 2006)
Return Before Taxes	41.07%	(1.46)%
Return After Taxes on Distributions	36.01%	(3.61)%
Return After Taxes on Distributions and Sale of Fund Shares	26.98%	(2.24)%
FTSE EPRA/NAREIT Developed Asia Real Estate (Net) Index (reflects no deduction for fees or expenses)(1)	43.43%	(0.97)%
S&P Asia Pacific (Net) Property Index (reflects no deduction for fees or expenses)(1)	40.71%	(1.62)%

(1)	The FTSE EPRA/NAREIT Developed Asia Real Estate Index (net of dividend withholding taxes) is an unmanaged portfolio of approximately 74 constituents from 5 countries in the Asia region. The S&P Asia Pacific Property Index (net of dividend withholding taxes) an unmanaged portfolio of approximately 156 constituents from 5 countries in the Asia Pacific region, is provided as a broad-based index for comparative purposes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts

The information below supplements and replaces the information in “How To Purchase And Sell Fund Shares – Types of Shareholders Qualified to Purchase Class I Shares” included on page 16:

TYPES OF SHAREHOLDERS QUALIFIED TO PURCHASE CLASS I SHARES

Class I shares are available for purchase only by:

•

retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts (IRA) from such plans;

•	tax-exempt employee benefit plans of the Advisor or its affiliates and securities dealer firms with a selling agreement with the Distributor;

•	institutional advisory accounts of the Advisor or its affiliates and related employee benefit plans and rollover IRAs from such institutional advisory accounts;

•	a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Class I shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

•

registered investment advisors investing at least $1,000,000 on behalf of clients that consist solely of institutions and high net-worth individuals, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services;

•

clients (including individuals, corporations, endowments, foundations and qualified plans) of approved financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services, or have entered into an agreement with the Distributor to offer Class I shares through a no-load network or platform;

•	investors who purchase through certain “wrap” programs and similar programs with approved financial intermediaries; and

•	investors having a direct relationship with Cohen & Steers.

The information below supplements and replaces the information in “How To Purchase And Sell Fund Shares – Purchase Minimums” included on page 16:

PURCHASE MINIMUMS

The Fund may waive the minimum investment for certain omnibus accounts, mutual fund advisory platforms and registered investment advisors, banks, trust companies or similar financial institutions investing for their own account or for the account of their clients or customers for whom such institution is exercising investment discretion, or otherwise acting on behalf of clients or customers, in purchasing Class I shares. The Fund also reserves the right to waive the initial minimum investment for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Class I shares through a no-load network or platform, and for accounts invested through fee-based advisory accounts, certain “wrap” programs and similar programs with approved financial intermediaries.

Shareholders previously invested in the Fund at the prior minimum investment amount of $100,000 will continue to be permitted to remain shareholders of the Fund and to make additional investments in the Fund. Additional investments must be at least $500.

The information below supplements and replaces the information in “How To Purchase And Sell Fund Shares – Exchange Privilege” included on page 19:

EXCHANGE PRIVILEGE

You may exchange some or all of your Fund shares for shares of other Cohen & Steers open-end funds, provided that you meet applicable investment minimums. If you exchange Fund shares for shares of another Cohen & Steers open-end fund, you must exchange into shares of the same class of such other fund.

You may, under certain circumstances, exchange Fund shares for a different class of shares of the same Fund, and move shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. To quality for a potential exchange, you must be eligible to purchase the class of shares you wish to exchange into (including satisfying any applicable investment minimum) and, if you invest in the Fund through an intermediary, your intermediary must have an arrangement with the Distributor to offer such class. No sales charges or other charges will apply to any such exchange. For federal income tax purposes, a same-fund share class exchange is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Please speak with your financial intermediary or tax advisor if you have any questions.

The Fund will charge you a redemption fee of 2.00% if you exchange shares within 60 days of the time you purchased them. See How to Sell Fund Shares—Payment of Redemption Proceeds.

The Fund also makes available for exchange shares of SSgA Money Market Fund, which is advised by State Street Bank and Trust Company. You may request a prospectus and application for the SSgA Money Market Fund by calling (800) 437-9912. Please read the prospectus carefully before you invest.

An exchange of shares may result in your realizing a taxable gain or loss for income tax purposes. See Additional Information—Tax Considerations. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold. Before you exercise the exchange privilege, you should read the prospectus of the fund whose shares you are acquiring. Certain dealers and other financial intermediaries may limit or prohibit your right to use the exchange privilege and may charge you a fee for exchange transactions placed through them.

We have adopted reasonable procedures that are designed to ensure that any telephonic exchange instructions are genuine. Neither the Fund nor its agents will be liable for any loss or expenses if we act in accordance with these procedures. We may modify or revoke the exchange privilege for all shareholders upon 60 days’ prior written notice and this privilege may be revoked immediately with respect to any shareholder if the Fund believes that this shareholder is engaged in, or has engaged in, market timing or other abusive trading practices. For additional information concerning exchanges, or to make an exchange, please call the Transfer Agent at (800) 437-9912.

APR PRO I